ACQUISITIONS AND DIVESTITURES	3 Months Ended
Mar. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ACQUISITIONS AND DIVESTITURES
NOTE 4 — ACQUISITIONS AND DIVESTITURES
Vegetables Exit Process

On January 30, 2023, certain of Dole’s wholly owned subsidiaries entered into a Stock Purchase Agreement (the “Fresh Express Agreement”) with Fresh Express Acquisition, LLC (“Fresh Express”), pursuant to which Fresh Express agreed to acquire the Fresh Vegetables division. On March 27, 2024, the Fresh Express Agreement was terminated due to a failure to obtain regulatory approval, and Dole announced that it is in the process of pursuing alternative transactions through which it will exit the Fresh Vegetables business. As of March 31, 2025, the Company believes it will complete the Vegetables exit process within the next 12 months.
The Fresh Vegetables division comprises substantially all of the assets and liabilities of the former Fresh Vegetables reportable segment. Certain assets and liabilities of the Fresh Vegetables reportable segment that are excluded from the exit process are not material, individually or in the aggregate.

The Company determined that exiting the Fresh Vegetables business represents a strategic shift that will have a material effect on the Company’s operations and results. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the condensed consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the condensed consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation on property, plant and equipment and amortization on operating lease right-of-use assets have ceased as of March 31, 2023. The total amount of depreciation and amortization not recorded from March 31, 2023 to March 31, 2025 was $89.0 million. In accordance with held-for-sale disposal group measurement guidance, an after-tax cumulative loss of $85.7 million (gross cumulative loss of $115.1 million net of a deferred tax credit of $29.4 million) has been recorded as of March 31, 2025 to adjust the carrying amount of the Fresh Vegetables division to its estimated fair value, less costs to sell. The after-tax impact of this loss in the three months ended March 31, 2025 was $7.6 million (gross loss of $10.2 million net of a deferred tax credit of $2.6 million). The cumulative pre-tax loss is presented as a valuation allowance against the disposal group and is not allocated to specific assets and liabilities and the adjustment to deferred taxes is recorded within deferred income tax liabilities, net. The estimated fair value was based on ongoing negotiations with potential market participants and therefore utilizes unobservable (Level 3) inputs.

Upon exiting the business, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division.
The following tables present the results of the Fresh Vegetables division as reported in income (loss) from discontinued operations, net of income taxes, in the condensed consolidated statements of operations and the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the condensed consolidated balance sheets.

	Three Months Ended
	March 31, 2025	March 31, 2024

	(U.S. Dollars in thousands)
Revenues, net	$244,993	$290,290
Cost of sales	(225,587)	(261,530)
Gross profit	19,406	28,760
Selling, marketing, general and administrative expenses	(10,626)	(11,517)
Transaction and other operating costs	(123)	(455)
Loss on asset sales	—	(221)
Operating income from discontinued operations	8,657	16,567
Other income, net	499	9
Net interest income (expense)[1]	39	(1,437)
Income from discontinued operations before income taxes	9,195	15,139
Loss on classification as held for sale before income taxes	(10,214)	—
Total (loss) income from discontinued operations before income taxes	(1,019)	15,139
Income tax benefit (expense)	784	(21,281)
Loss from discontinued operations attributable to noncontrolling interests	265	91
Income (loss) from discontinued operations, net of income taxes	$30	$(6,051)
[1] Net interest income presented within discontinued operations is net of interest expense.

	March 31, 2025	December 31, 2024

ASSETS	(U.S. Dollars in thousands)
Cash and cash equivalents	$1,644	$1,702
Current receivables, net[1]	9,289	12,721
Inventories, net	33,954	32,259
Prepaid expenses and other current assets	5,045	6,724
Property, plant and equipment, net	250,328	248,545
Operating lease right-of-use assets	116,189	115,917
Other noncurrent assets	17,489	19,060
Loss recognized on classification as held for sale	(115,100)	(104,886)
Total Fresh Vegetables assets held for sale	$318,838	$332,042
Fresh Vegetables current assets held for sale	318,838	332,042
Fresh Vegetables non-current assets held for sale	—	—
Total Fresh Vegetables assets held for sale	$318,838	$332,042
LIABILITIES
Accounts payable	$52,759	$61,646
Accrued and other current liabilities	52,988	75,185
Operating lease liabilities	66,043	70,541
Deferred income tax liabilities	18,715	19,783
Other long-term liabilities	15,902	17,514
Total Fresh Vegetables liabilities held for sale	$206,407	$244,669
Fresh Vegetables current liabilities held for sale	206,407	244,669
Fresh Vegetables non-current liabilities held for sale	—	—
Total Fresh Vegetables liabilities held for sale	$206,407	$244,669
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled and these receivables will be included within the disposal group. As of March 31, 2025 and December 31, 2024, total Fresh Vegetables receivables sold under the facility with recourse provisions was $61.0 million and $62.2 million, respectively.
Sale of Progressive Produce
On February 27, 2024, Dole entered into a definitive agreement with PTF Holdings, LLC (“PTF Holdings”) pursuant to which Dole agreed to sell its 65.0% stake in Progressive Produce (the “Progressive Produce business”) to PTF Holdings for gross proceeds of $120.3 million in cash (the “Progressive Transaction”). On March 13, 2024, Dole completed the Progressive Transaction. The Progressive Produce business was reported within the Diversified Fresh Produce – Americas and the Rest of World (“Diversified Fresh Produce – Americas and ROW”) reportable segment. As a result of the sale, Dole recognized a gain on the sale of $74.0 million for the three months ended March 31, 2024, included within gain on disposal of business in the condensed consolidated statements of operations. The carrying amount of net assets sold amounted to $41.9 million, including allocated goodwill of $36.0 million. During the three months ended March 31, 2024, Progressive Produce comprised $77.9 million of Dole’s consolidated net revenue. Associated transaction costs were not material. During the three months ended March 31, 2025, Dole recognized an incremental gain on the sale of $0.4 million related to amounts that were released from escrow.
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings and in divestitures to align with Dole’s long-term strategy. Other acquisitions and divestitures of subsidiaries in the three months ended March 31, 2025 and March 31, 2024 were not material. In the three months ended March 31, 2025 and March 31, 2024, total goodwill acquired was not material and there were no material gains or losses recorded for other acquisition and divestiture activity of subsidiaries in either period.
See Note 18 “Investments in Unconsolidated Affiliates” for additional detail on a divestiture of ownership shares in an equity method investee.